Exhibit 99.1

press release

Paylocity Announces Fourth Quarter and Full Fiscal Year 2021 Financial Results

•	Q4 2021 Recurring & Other Revenue of $166.5 million, up 29% year-over-year
•	Q4 2021 Total Revenue of $167.5 million, up 28% year-over-year
•	FY 2021 Recurring & Other Revenue of $631.7 million, up 16% year-over-year
•	FY 2021 Total Revenue of $635.6 million, up 13% year-over-year

SCHAUMBURG, IL. – August 5, 2021 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announced financial results for the fourth quarter and full fiscal year 2021, which ended June 30, 2021.

“Against the backdrop of the COVID-19 pandemic, we had a solid fiscal 21, which included 16% recurring and other revenue growth and strong momentum across the business as we head into fiscal 22,” said Steve Beauchamp, Chief Executive Officer of Paylocity. “Our products focused on the Modern Workforce, including Community, Surveys, Premium Video and Learning Management, have all seen significant increases in utilization during fiscal 21 as our value proposition of providing the most modern and comprehensive product suite in the industry continues to resonate in the marketplace. I’m also very pleased with the momentum and overall execution of our sales team across all market segments, which is helping to drive Q1 and full fiscal 22 revenue guidance to growth levels that we haven’t seen in a number of years.”

Key Recent Achievements

•	FY 2021 Recurring & Other Revenue of $631.7 million, up 16% year-over-year

•	FY 2021 Total Revenue of $635.6 million, up 13% year-over-year

•	FY 2021 GAAP net income of $70.8 million and $1.26 per diluted share

•	FY 2021 Adjusted EBITDA, a non-GAAP measure, of $170.0 million or 26.7% of revenue

•	Ending FY 2021 cash, cash equivalents and invested corporate cash balance of $206.7 million

•	Acquisition of Samepage, an all-in-one team collaboration solution that includes task management, file sharing, and real-time document collaboration, completed in November 2020

•	Launch of the Paylocity Corporate Social Responsibility webpage to provide greater visibility into our Environmental, Social and Governance (ESG) efforts and the corresponding impact on our employees, clients and local communities

Fourth Quarter Fiscal 2021 Financial Highlights

Revenue:

•	Total revenue was $167.5 million, an increase of 28% from the fourth quarter of fiscal year 2020.

•	Recurring & other revenue was $166.5 million, representing 99% of total revenue and an increase of 29% from the fourth quarter of fiscal year 2020.

Operating Income:

•	GAAP operating income was $9.1 million and Non-GAAP operating income was $27.4 million in the fourth quarter of fiscal year 2021.

Net Income:

•	GAAP net income was $11.9 million or $0.21 per share for the three months ended June 30, 2021 based on 56.4 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $37.3 million in the fourth quarter of fiscal year 2021.

Fiscal Year 2021 Financial Highlights

Revenue:

•	Total revenue was $635.6 million, an increase of 13% from fiscal year 2020.

•	Recurring & other revenue was $631.7 million, representing 99% of total revenue and an increase of 16% from fiscal year 2020 recurring & other revenue.

Operating Income:

•	GAAP operating income was $58.0 million and non-GAAP operating income was $130.8 million in fiscal year 2021.

Net Income:

•	GAAP net income was $70.8 million or $1.26 per share for fiscal year 2021, based on 56.3 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $170.0 million for fiscal year 2021.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $206.7 million at the end of the year.

•	Cash flow from operations for fiscal year 2021 was $124.9 million compared to $112.7 million for fiscal year 2020.

•	Free cash flow, a non-GAAP measure, was $86.8 million or 13.7% of revenue for fiscal year 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of August 5, 2021, Paylocity is issuing guidance for the first quarter and full fiscal year 2022 as indicated below.

First Quarter 2022:

•	Total revenue is expected to be in the range of $171.5 million to $175.5 million, which represents approximately 26% – 29% growth over fiscal 2021 first quarter revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $37.8 million to $40.8 million.

Fiscal Year 2022:

•	Total revenue is expected to be in the range of $790.0 million to $795.0 million, which represents approximately 25% growth over fiscal year 2021 revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $209.5 million to $213.5 million.

We are unable to reconcile forward-looking non-GAAP Adjusted EBITDA to its directly comparable GAAP financial measure because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its fourth quarter and full fiscal year 2021 results at 4:30 p.m. Central Time today (5:30 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 1946417. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today’s challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and acquisition-related costs. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the ongoing impact of the novel coronavirus disease (“COVID-19”) on the U.S. economy, including reductions in interest rates, business disruptions, reductions in employment and an increase in business failures that have occurred or may occur in the future; the continuing impact of COVID-19 on Paylocity’s employees and clients and Paylocity’s ability to provide services to its clients and respond to their needs; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets, including the potential repeal or replacement of the Affordable Care Act; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 7, 2020. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Consolidated Balance Sheets

(in thousands, except per share data)

	As of June 30,
	2020	2021
Assets
Current assets:
Cash and cash equivalents	$250,851	$202,287
Corporate investments	34,556	4,456
Accounts receivable, net	4,923	6,267
Deferred contract costs	32,332	44,230
Prepaid expenses and other	13,188	15,966
Total current assets before funds held for clients	335,850	273,206
Funds held for clients	1,327,304	1,759,677
Total current assets	1,663,154	2,032,883
Capitalized internal-use software, net	36,501	45,018
Property and equipment, net	66,737	59,835
Operating lease right-of-use assets	48,658	43,984
Intangible assets, net	13,360	13,027
Goodwill	21,655	33,650
Long-term deferred contract costs	125,711	170,663
Long-term prepaid expenses and other	4,917	4,223
Deferred income tax assets	4,955	11,602
Total assets	$1,985,648	$2,414,885
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,755	$4,230
Accrued expenses	79,881	103,109
Total current liabilities before client fund obligations	81,636	107,339
Client fund obligations	1,327,304	1,759,677
Total current liabilities	1,408,940	1,867,016
Long-term debt	100,000	—
Long-term operating lease liabilities	73,299	67,201
Other long-term liabilities	1,747	1,958
Deferred income tax liabilities	8,754	1,780
Total liabilities	$1,592,740	$1,937,955
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2020 and June 30, 2021	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2020 and June 30, 2021; 53,792 shares issued and outstanding at June 30, 2020 and 54,594 shares issued and outstanding at June 30, 2021	54	55
Additional paid-in capital	227,907	241,718
Retained earnings	164,272	235,091
Accumulated other comprehensive income	675	66
Total stockholders' equity	$392,908	$476,930
Total liabilities and stockholders’ equity	$1,985,648	$2,414,885

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended		For the Years Ended
	June 30,		June 30,
	2020	2021	2020	2021
Revenues:
Recurring and other revenue	$129,264	$166,530	$546,212	$631,725
Interest income on funds held for clients	1,325	921	15,117	3,902
Total revenues	130,589	167,451	561,329	635,627
Cost of revenues	45,875	59,050	182,010	219,298
Gross profit	84,714	108,401	379,319	416,329
Operating expenses:
Sales and marketing	33,083	46,304	145,134	161,808
Research and development	17,350	20,264	62,766	76,707
General and administrative	27,965	32,733	105,248	119,771
Total operating expenses	78,398	99,301	313,148	358,286
Operating income	6,316	9,100	66,171	58,043
Other income (expense)	(247)	(96)	947	(939)
Income before income taxes	6,069	9,004	67,118	57,104
Income tax expense (benefit)	1,119	(2,879)	2,663	(13,715)
Net income	$4,950	$11,883	$64,455	$70,819
Other comprehensive income (loss), net of tax	777	(73)	563	(609)
Comprehensive income	$5,727	$11,810	$65,018	$70,210
Net income per share:
Basic	$0.09	$0.22	$1.20	$1.30
Diluted	$0.09	$0.21	$1.15	$1.26
Weighted-average shares used in computing net income per share:
Basic	53,731	54,533	53,547	54,318
Diluted	55,970	56,351	55,807	56,305

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises for each of the three and twelve months ended June 30 are included in the above line items:

	Three Months Ended June 30,		For the Years Ended June 30,
	2020	2021	2020	2021
Cost of revenues	$1,605	$1,947	$6,217	$8,348
Sales and marketing	3,215	4,057	14,494	16,425
Research and development	2,299	2,745	7,855	11,022
General and administrative	6,374	7,977	21,798	31,264
Total stock-based compensation expense	$13,493	$16,726	$50,364	$67,059

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	For the Years Ended June 30,
	2019	2020	2021
Cash flows from operating activities:
Net income	$53,823	$64,455	$70,819
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	38,765	47,493	63,052
Depreciation and amortization expense	34,564	37,913	42,972
Deferred income tax expense (benefit)	4,134	2,754	(13,642)
Provision for credit losses	283	309	316
Net accretion of discounts and amortization of premiums on available-for-sale securities	(2,230)	(1,836)	347
Amortization of debt issuance costs	—	154	171
Other	454	395	632
Changes in operating assets and liabilities:
Accounts receivable	(1,188)	(732)	(1,654)
Deferred contract costs	(34,992)	(54,944)	(56,850)
Prepaid expenses and other	389	(196)	(4,004)
Accounts payable	(75)	(806)	2,394
Accrued expenses and other	13,625	17,696	20,297
Tenant improvement allowance	7,480	—	—
Net cash provided by operating activities	115,032	112,655	124,850
Cash flows from investing activities:
Purchases of available-for-sale securities and other	(250,685)	(400,343)	—
Proceeds from sales and maturities of available-for-sale securities	246,243	410,593	101,467
Capitalized internal-use software costs	(20,142)	(25,715)	(28,594)
Purchases of property and equipment	(11,280)	(16,578)	(9,461)
Lease allowances used for tenant improvements	(7,480)	—	—
Acquisition of business, net of cash acquired	—	(16,714)	(14,992)
Net cash provided by (used in) investing activities	(43,344)	(48,757)	48,420
Cash flows from financing activities:
Net change in client fund obligations	168,855	(67,165)	432,373
Borrowings under credit facility	—	100,000	—
Repayment of credit facility	—	—	(100,000)
Payment of contingent consideration	(1,000)	—	—
Repurchases of common shares	(34,991)	—	—
Proceeds from exercise of stock options	85	—	146
Proceeds from employee stock purchase plan	5,982	8,901	12,214
Taxes paid related to net share settlement of equity awards	(24,207)	(38,943)	(64,191)
Payment of debt issuance costs	—	(701)	(64)
Net cash provided by financing activities	114,724	2,092	280,478
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	186,412	65,990	453,748
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of year	1,239,731	1,426,143	1,492,133
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of year	$1,426,143	$1,492,133	$1,945,881
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Build-out allowances received from landlords	$1,264	$—	$—
Purchases of property and equipment and internal-use software, accrued but not paid	$4,260	$164	$581
Liabilities assumed for acquisition	$—	$674	$281
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$438	$870
Cash paid (refunds received) for income taxes	$412	$84	$(136)
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$132,476	$250,851	$202,287
Funds held for clients' cash and cash equivalents	1,293,667	1,241,282	1,743,594
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,426,143	$1,492,133	$1,945,881

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation from Gross profit to Adjusted gross profit:
Gross profit	$84,714	$108,401	$379,319	$416,329
Amortization of capitalized internal-use software costs	5,188	5,954	19,261	23,227
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,605	1,947	6,217	8,348
Adjusted gross profit	$91,507	$116,302	$404,797	$447,904

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation from Operating income to Non-GAAP operating income:
Operating income	$6,316	$9,100	$66,171	$58,043
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	13,493	16,726	50,364	67,059
Amortization of acquired intangibles	835	1,028	2,523	3,840
Other items (1)	738	514	3,685	1,891
Non-GAAP operating income	$21,382	$27,368	$122,743	$130,833

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation from Net income to Non-GAAP net income:
Net income	$4,950	$11,883	$64,455	$70,819
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	13,493	16,726	50,364	67,059
Amortization of acquired intangibles	835	1,028	2,523	3,840
Other items (1)	738	514	3,685	1,891
Income tax effect on adjustments (2)	(2,223)	(4,212)	(16,389)	(24,814)
Non-GAAP net income	$17,793	$25,939	$104,638	$118,795

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Calculation of Non-GAAP net income per share:
Non-GAAP net income	$17,793	$25,939	$104,638	$118,795
Diluted weighted-average number of common shares	55,970	56,351	55,807	56,305
Non-GAAP net income per share	$0.32	$0.46	$1.87	$2.11

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation from Net income to Adjusted EBITDA:
Net income	$4,950	$11,883	$64,455	$70,819
Interest expense	405	107	695	1,002
Income tax expense (benefit)	1,119	(2,879)	2,663	(13,715)
Depreciation and amortization expense	10,081	10,902	37,913	42,972
EBITDA	16,555	20,013	105,726	101,078
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	13,493	16,726	50,364	67,059
Other items (1)	738	514	3,685	1,891
Adjusted EBITDA	$30,786	$37,253	$159,775	$170,028

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation of Non-GAAP Sales and Marketing:
Sales and marketing	$33,083	$46,304	$145,134	$161,808
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	3,215	4,057	14,494	16,425
Non-GAAP sales and marketing	$29,868	$42,247	$130,640	$145,383

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation of Non-GAAP total Research and Development:
Research and development	$17,350	$20,264	$62,766	$76,707
Capitalized internal-use software costs	6,502	6,930	25,715	28,594
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	2,299	2,745	7,855	11,022
Other items (3)	228	159	228	759
Non-GAAP total research and development	$21,325	$24,290	$80,398	$93,520

	Three Months		For the Year
	Ended		Ended
	June 30,		June 30,
	2020	2021	2020	2021
Reconciliation of Non-GAAP General and Administrative:
General and administrative	$27,965	$32,733	$105,248	$119,771
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	6,374	7,977	21,798	31,264
Amortization of acquired intangibles	835	1,028	2,523	3,840
Other items (1)	510	355	3,457	1,132
Non-GAAP general and administrative	$20,246	$23,373	$77,470	$83,535

	For the Year
	Ended
	June 30,
	2020	2021
Reconciliation of Free Cash Flow:
Net cash provided by operating activities	$112,655	$124,850
Capitalized internal-use software costs	(25,715)	(28,594)
Purchases of property and equipment	(16,578)	(9,461)
Free Cash Flow	$70,362	$86,795

(1)  Represents nonrecurring costs including acquisition-related and lease exit costs. Also includes the settlement of a certain legal matter and related litigation costs during the year ended June 30, 2020.

(2)  Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, amortization of acquired intangibles and other items.

(3)  Represents certain nonrecurring acquisition-related costs.